                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genesee Corporation (the "Company") on Form 10-K for the fiscal year ending April 29, 2006 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Steven M. Morse, President (as Principal Executive Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Steven M. Morse
                                       -----------------------------------------
                                       Steven M. Morse
                                       President (Principal Executive Officer)
                                       July 26, 2006

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genesee Corporation (the "Company") on Form 10-K for the fiscal year ending April 29, 2006 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Steven M. Morse, Treasurer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Steven M. Morse
                                       -----------------------------------------
                                       Steven M. Morse
                                       Treasurer (Principal Financial Officer)
                                       July 26, 2006